EXHIBIT 32.1
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Aqua Metals, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Stephen Cotton, President and CEO, and Judd Merrill, CFO, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.    The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/s/ Stephen Cotton	Dated:	November 12, 2019
Stephen Cotton
Title:	President and CEO (Principal Executive Officer)

By:	/s/ Judd Merrill	Dated:	November 12, 2019
Judd Merrill
Title:	CFO (Principal Financial Officer)
This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.